MEMORANDUM OF UNDERSTANDING BETWEEN TEDA HOTELS MANAGEMENT COMPANY LIMITED AND GLOBAL BUSINESS RESOURCES

This memorandum of understanding (the "MOU") dated Aug 5, 2001, is between Takeda Developments Limited("The Promotor"), Teda Hotels Management Company Limited ("TEDA"), a BVI Corporation; and Global Business Resources, Inc. (GBR) a Florida Corporation.

GBR has been providing a range of marketing and business services to GAIGE FINANCIAL GROUP, INC. ("GAIGE"), since the founding of GAIGE in December 1999, with the intention of developing a merger for GAIGE.

GBR hereby agrees to provide corporate consulting and advisory services for TEDA in conjunction with the development of a merger with GAIGE, which is a public shell corporation, and the sale, to the public, of the securities of GAIGE (with TEDA to be the survivor) after the completion of the aforementioned merger, upon the fully negotiated terms and conditions set forth herein.

This MOU will be superceded by a more detailed merger agreement, to be entered into by the parties.

1.  Services of GBR:  GBR will provide services that will include the following:
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(a)  Acquisition of and merger into a Public Shell - TEDA shall be merged into a
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     fully reporting public shell company, GAIGE Financial Group, Inc. thereof, effectively becoming a public entity. GBR has obtained the rights for TEDA to merge into such shell, GAIGE, and will make GAIGE available for such merger.

(b)  SEC Registration Statement & Form 211 Development - Assist TEDA and GAIGE
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     and their respective legal counsel in the preparation of a proposed registration statement with the SEC and the Form 211 to be filed with the NASD, by the appropriate licensed market maker, as the original application for listing of the securities of GAIGE on the OTCBB.

(c)  Market Maker Introduction - assist TEDA and GAIGE in the location and
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     negotiation of (a) relationship(s) with one or more licensed market maker(s) who will file GAIGE's Form 211 with the NASD for the listing of GAIGE's securities on the OTCBB.

2. The Promotor TEDA and GAIGE to Provide Information: TEDA, with the help of
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the Promotor, and GAIGE agree to provide GBR with any information and documents as may be requested by them in connection with the services to be performed. TEDA and GAIGE shall be solely responsible for such information, and the representations contained in any documents to be prepared on behalf of TEDA and GAIGE.

It is mutually understood that TEDA, with the help of the Promotor, will have to

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supply 2 full years of SEC audited financial statements to complete the merger with Gaige.

3. Responsibility for Payment and Disbursements: The Promotor shall provide
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$30,000 to effect the merger of TEDA into GAIGE, including the cash costs associated therewith. TEDA shall provide payment for legal and accounting and miscellaneous services in connection with the public listing.

4.  Equity Structure:
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a. The following table of equity indicates the respective issuance of shares in
GAIGE at the completion of the merger of TEDA into GAIGE:

The Promotor and TEDA:     5,000,000 shares common stock

Gaige: 700,000 shares common stock to the Gaige shareholders or their designates as a part of this transaction.

5. No Partnership, No Agency. Neither party to this agreement is the agent,
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partner, employee or joint venture of or with the other. Neither party shall act as any of the above for or on behalf of the other, nor in any manner assume or create any financial or other obligation on behalf of the other.

6. Obligations Expressed. This Agreement contains the entire understanding of
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the parties and no other representation, promise, or agreement, oral or otherwise, shall be of any force and effect.

7. Other Advisors. No fee payable to any other financial consultant or advisor
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by the Promotor or TEDA shall reduce or otherwise effect any fee payable hereunder to the parties.

8. Non Exclusive. The consulting and advisory services to be rendered hereunder
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by the parties shall be on a non-exclusive basis. The parties may render similar and/or dissimilar services to any other person, firm or corporation.

9. Miscellaneous Provisions. This Agreement sets forth the entire agreement
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between the parties hereto and may not be canceled altered or amended except by an instrument in writing duly executed by both of the parties hereto. No waiver of any breach hereof in any one instance shall be deemed to be a waiver of any term or condition. This Agreement shall be deemed made in accordance with the laws of the state of Florida, United States of America without regard to any conflict of law principles, and the parties agree that proper venue will be the federal and/or state courts, in Palm Beach County, Florida.

10. Notices. All notices required or given under or in connection with this
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Agreement shall be given in writing by addressing the same at the following

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addresses, or at such other addresses which one party from time to time may give the other in written notice and by mailing of the same be registered or certified mail, return receipt requested:

If to the Promotor

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If to TEDA:

Suite 1801, Chinachem Johnston Plaza,
178 Johnston Road, Wanchai,
Hong Kong

If to GBR:

Global Busienss Resources, Inc.
22154 Martella Ave.
Boca Raton, Florida 33433 USA

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement on the day and year above.

The Promotor

By: /s/ Patrick Wu Yum Chiu
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Name:     Takeda Developments Limited
Represented by: Patrick Wu Yum Chiu

Teda Hotels Management Company Limited      Global Business Resources, Inc.


By:  /s/ Godfrey Chin-Tong Hui              By: /s/ Peter Goldstein
-----------------------------------------   ---------------------------------
Name: Godfrey Chin-Tong Hui                          Name: Peter Goldstein
Title:   Managing Director                           President